NEW ISSUE
COMPUTATIONAL MATERIALS FOR
HOME LOAN TRUST 2005-HI3
--------------------------------------------------------------------------------
This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


                   REVISED NEW ISSUE COMPUTATIONAL MATERIALS

                                  PART I OF II


                           $224,887,200 (APPROXIMATE)

                            HOME LOAN TRUST 2005-HI3
                                     Issuer

                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer



                                October 17, 2005


                       [GRAPHIC OMITTED][GRAPHIC OMITTED]


ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.


EXPECTED TIMING:      Pricing Date:        On or about  October [18], 2005
                      Settlement Date:     On or about  October 27, 2005
                      First Payment Date:  November 25, 2005


STRUCTURE:  Fixed CES:           $[225,000,000] senior/subordinate structure
            Rating Agencies:     [Moody's and S&P]

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


                                                         NEW ISSUE COMPUTATIONAL MATERIALS FOR
                                                                      HOME LOAN TRUST 2005-HI3
----------------------------------------------------------------------------------------------

                            HOME LOAN TRUST 2005 HI3
                           $224,887,200 (APPROXIMATE)
                          CHARACTERISTICS OF THE NOTES


----------------------------------------------------------------------------------------------------------
CLASS            APPROXIMATE   INTEREST  PRINCIPAL   EXPECTED       EXPECTED     FINAL         EXPECTED
                                                                   PRINCIPAL
                                                                     WINDOW      SCHEDULED  N
                                                    WAL (YRS)       (MONTHS)     DISTRIBUTIO    RATING
                   SIZE(1) TYPE TYPE CALL/MAT CALL/MAT DATE (6) (MOODY'S/S&P)
---------------- ------------- --------- --------- ------------- --------------- ----------- -------------
A-1               $86,995,000  Floating     SEQ    0.90 / 0.90    1 - 21 / 1 -    May-2015    Aaa / AAA
                                 (4)                                   21
                                                                  21 - 33 / 21
A-2                40,382,000   Fixed       SEQ    2.20 / 2.20        - 33        Aug-2018    Aaa / AAA
                                                                  33 - 50 / 33
A-3                11,272,000   Fixed       SEQ    3.00 / 3.00        - 50        May-2020    Aaa / AAA
                                                                  50 - 73 / 50
A-4                11,239,000   Fixed       SEQ    5.00 / 5.00        - 73        Feb-2024    Aaa / AAA
                               Fixed                              73 - 90 / 73
A-5                12,899,500    (5)        SEQ    7.19 / 8.71       - 176        Oct-2035    Aaa / AAA
                               Fixed                              43 - 90 / 43
M-1                15,412,500    (5)        MEZ    5.26 / 5.75       - 167        Oct-2035    Aa1 / AA+
                               Fixed                              40 - 90 / 40
M-2                14,400,000    (5)        MEZ    5.17 / 5.65       - 161        Oct-2035     Aa2 / AA
                               Fixed                              39 - 90 / 39
M-3                 4,724,900    (5)        MEZ    5.15 / 5.62       - 154        Oct-2035    Aa3 / AA-
                               Fixed                              39 - 90 / 39
M-4                 4,949,900    (5)        MEZ    5.14 / 5.60       - 151        Oct-2035     A1 / A+
                               Fixed                              38 - 90 / 38
M-5                 4,499,900    (5)        MEZ    5.13 / 5.58       - 147        Oct-2035      A2 / A
                               Fixed                              38 - 90 / 38
M-6                 4,162,500    (5)        MEZ    5.12 / 5.56       - 143        Oct-2035     A3 / A-
                               Fixed                              38 - 90 / 38
M-7                 4,500,000    (5)        MEZ    5.12 / 5.54       - 139        Oct-2035   Baa1 / BBB+
                               Fixed                              37 - 90 / 37
M-8                 5,737,500    (5)        MEZ    5.12 / 5.50       - 133        Oct-2035    Baa2 / BBB
                               Fixed                              37 - 90 / 37
M-9                 3,712,500    (5)        MEZ    5.11 / 5.43       - 123        Oct-2035   Baa3 / BBB-
TOTAL            $224,887,200
---------------- ------------- --------- --------- ------------- --------------- ----------- -------------

  NOTES:

(1) 100% Prepayment Assumption: 5.0% CPR in month 1 of the Home Loans, and an additional approximately 1.428571% per annum in each month thereafter until month 15. On and after month 15, 25.0% CPR.

(2)  Transaction priced to a 10% clean-up call.

(3)  The principal amount of each Class of notes is subject to a 5% variance.

(4) The lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 9.00% per annum.

(5) The Note Rate applicable to the Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

(6) Run at 0% CPR to maturity for the Class A-1 through Class A-4 Notes; latest maturing loan plus one month for all other notes.

ISSUER:
Home Loan Trust 2005-HI3.

DEPOSITOR:  Residential  Funding  Mortgage  Securities  II, Inc, an affiliate of
     Residential Funding Corporation.

SELLER: Residential Funding Corporation.

UNDERWRITERS:   Lead  Manager:   Residential  Funding  Securities   Corporation.
     Co-Manager: Bear, Stearns & Co. Inc.

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

INITIAL SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

INDENTURE TRUSTEE: JPMorgan Chase Bank, National Association.

OWNER TRUSTEE: Wilmington Trust Company.

THE NOTES: Home Loan Trust 2005-HI3 will issue 14 classes of Home Loan-Backed Notes, namely: the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes (collectively, the "Class A Notes"); and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes (collectively, the Class M Notes" and together with the Class A Notes, the "Offered Notes").

STATISTICAL CUT-OFF DATE:           As of October 1, 2005.

CUT-OFF DATE:                       As of October 1, 2005.

CLOSING DATE:                       On or about October 27, 2005.

PAYMENT DATE: The 25th of each month (or the next business day if such day is not a business day), commencing on November 25, 2005.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the notes on the first Payment Date on which the aggregate pool balance of the Home Loans declines to less than 10% of the Cut-off Date pool balance (the "Call Date").

MINIMUM DENOMINATIONS: For the Class A Notes and Class M-1 Notes: $100,000 and in integral multiples of $1 in excess thereof. For the Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9
     Notes: $250,000 and in integral multiples of $1 in excess thereof.

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the notes will be characterized as indebtedness of the Issuer.

ERISA ELIGIBILITY: The notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code, subject to certain considerations.

SMMEA TREATMENT: The notes will not constitute "mortgage related securities" for purposes of SMMEA.

THE ASSETS OF THE TRUST: The assets of the Trust will include a group of conventional, closed-end, second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. A substantial majority of the Home Loans will have a combined loan-to-value ratio in excess of 100%. As of the Statistical Cut-off Date, the aggregate principal balance of the Home Loans will be approximately $203,703,019. As of the close of business on the business day prior to the Cut-off Date, the aggregate principal balance of the Home Loans will be approximately $225,000,000 (the "Cut-off Date pool balance").


DELAY DAYS: The notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

NOTE RATE:  Interest  will accrue on all of the notes,  other than the Class A-1
     Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     Interest will accrue on the Class A-1 Notes at a rate equal to the lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 9.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the related Note Rate on the note balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

NET MONTHLY EXCESS CASH FLOW: For any Payment Date, the sum of (i) the excess, if any, of (a) interest collections for that Payment Date over (b) the amount payable to the notes in respect of interest as provided in "Priority of Payments--Interest" below and (ii) the Excess Reserve Amount for that Payment Date.

PRIORITY OF  PAYMENTS:  On each  Payment  Date,  (other than the Payment date in
     October 2035 with respect to principal), principal and interest collections will be allocated from the payment account in the following order of priority:

                                    INTEREST

(1)  To pay accrued and unpaid interest on the Class A Notes, pro rata; and

(2) To pay accrued and unpaid interest, on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes, in that order.

PRINCIPAL

(1)     The  Senior  Principal   Payment  Amount
        shall be paid to the Class A Notes, as provided below;

(2) The Class M-1 Principal Payment Amount shall be paid to the Class M-1 Notes until the note balance thereof has been reduced to zero;

(3) The Class M-2 Principal Payment Amount shall be paid to the Class M-2 Notes until the note balance thereof has been reduced to zero;

(4) The Class M-3 Principal Payment Amount shall be paid to the Class M-3 Notes until the note balance thereof has been reduced to zero;

(5) The Class M-4 Principal Payment Amount shall be paid to the Class M-4 Notes until the note balance thereof has been reduced to zero;

(6) The Class M-5 Principal Payment Amount shall be paid to the Class M-5 Notes until the note balance thereof has been reduced to zero;

(7) The Class M-6 Principal Payment Amount shall be paid to the Class M-6 Notes until the note balance thereof has been reduced to zero;

(8) The Class M-7 Principal Payment Amount shall be paid to the Class M-7 Notes until the note balance thereof has been reduced to zero;

(9) The Class M-8 Principal Payment Amount shall be paid to the Class M-8 Notes until the note balance thereof has been reduced to zero;

(10) The Class M-9 Principal Payment Amount shall be paid to the Class M-9 Notes until the note balance thereof has been reduced to zero; and

(11)    The  balance,  if any,  remaining of the
        Principal   Payment   Amount  after  the
        payments  described  above in clause (1)
        through (10), shall be paid to the Class
        M   Notes   in   accordance   with   the
        provisions  for the  payment  of the Net
        Monthly Excess Cash Flow, as described below in clause (3).

NET MONTHLY EXCESS CASH FLOW

(1)  To pay the aggregate Liquidation Loss Payment Amount to the notes;

(2)  To pay the Reserve Increase Amount to the notes;

(3) To pay any Allocable Loss Interest and reimbursement for Liquidation Loss Amounts to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Notes, in that order; and

(4) To pay the holders of the certificates created with respect to this transaction, any remaining Net Monthly Excess Cash Flow. PRINCIPAL PAYMENTS FOR THE NOTES: Any payments of principal allocable to the Class A Notes shall be paid to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, in each case until the outstanding note balances of each of these notes has been reduced to zero.

     In the event that the Class M Notes have been reduced to zero while any Class A Note is outstanding, all priorities relating to Senior Principal Payment Amount referenced above will be disregarded. Instead, an amount equal to the Senior Principal Payment Amount will be paid to the Class A Notes remaining pro rata in accordance with their respective outstanding note balances.

     The Class M Notes will not receive any principal payments prior to the Stepdown Date or on or after the Stepdown Date (so long as a Trigger Event is in effect), unless the aggregate note balance of the Class A Notes is equal to zero.

     On the Payment Date in October 2035, principal will be due and payable on each class of notes in amounts equal to the related note balance, if any.

CREDIT  ENHANCEMENT:  Credit  enhancement  with  respect  to the  notes  will be
     provided  by  (1)  Excess  Spread,   (2)   Overcollateralization   and  (3)
     Subordination.

EXCESS SPREAD: Because the mortgagors are expected to pay more interest on the Home Loans than is necessary to pay interest on the notes, along with fees and expenses of the trust each month, there may be excess interest. This excess interest may be used to protect the notes against losses by making an additional payment of principal up to the amount of the losses.

OVERCOLLATERALIZATION: Excess interest will be applied, to the extent not needed to cover current period losses, to make additional principal payments to the notes then entitled to receive payments of principal, until the pool balance exceeds the aggregate principal amount of the notes by a specified amount. This excess represents overcollateralization, which may absorb some losses on the Home Loans, if they are not covered by excess interest. Prior to the Stepdown Date, the Reserve Amount Target will initially be equal to 0.05%, or the Initial Reserve Amount, and build to be equal to 5.00% of the Cut-off Date pool balance. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Reserve Amount Target will be equal to the greater of (a) 10.00% of the pool balance after applying payments received in the related collection period and (b) the Reserve Amount Floor, subject to certain loss and delinquency tests being met.

SUBORDINATION:   Except  as  described  below,  if  the  Class  M  Notes  remain outstanding, losses on the Home Loans which are not covered by excess interest or overcollateralization will be allocated to the Class M Notes with the lowest payment priority and the other classes of notes will not bear any portion of these losses. Losses will not be allocated to the Class A Notes. However, under certain loss scenarios, there may not be enough principal and interest on the Home Loans to pay the Class A Notes all interest and principal amounts to which they are then entitled.

INITIAL EXCESS SPREAD: Initially equal to approximately [599] bps per annum.


INITIAL SUBORDINATION (% OF ORIG.): 27.65% for the Class A Notes; 20.80% for the
     Class M-1 Notes; 14.40% for the Class M-2 Notes; 12.30% for the Class M-3 Notes; 10.10 % for the Class M-4 Notes; 8.10% for the Class M-5 Notes; 6.25% for the Class M-6 Notes; 4.25% for the Class M-7 Notes; 1.70% for the Class M-8 Notes; and 0.05% for the Class M-9 Notes.

TRIGGER EVENT:
(SUBJECT TO CHANGE)

     A Trigger Event is in effect with respect to any Payment Date on or after the Stepdown Date if either (a) the three-month average of the Sixty-Plus Delinquency Percentage, as determined on that Payment Date and the immediately preceding two payment dates equals or exceeds 12.30% of the Senior Enhancement Percentage for that Payment Date or (b) on or after the Payment Date in [November 2008], the aggregate amount of Liquidation Loss Amounts on the Home Loans as a percentage of the initial aggregate pool balance of the Home Loans as of the Cut-off Date exceed the following amounts:

(i) Month 37-48 [6.60]% in month 37, plus an additional 1/12th of [3.65]% for every month thereafter up to and including; or

(ii) Month 49-60 [10.25]% in month 49, plus an additional 1/12th of [2.90]% for every month thereafter up to and including; or

(iii) Month 61-72 [13.15]% in month 61, plus an additional 1/12th of [1.45]% for every month thereafter up to and including; or (iv) Month 73 and thereafter [14.60]%.

     [Provided,  however,  that  if  the  six-month  average  of  the  aggregate
     Liquidation Loss Amount, as determined for that Payment Date and the immediately 50% of the six-month average of the Net Monthly Excess Cash Flow, as determined for that Payment Date and the immediately preceding five Payment Dates, a Trigger Event shall not be deemed to be in effect.]

     For purposes of determining whether a Trigger Event has occurred on any Payment Date, Net Monthly Excess Cash Flow shall be determined assuming that the Excess Reserve Amount is calculated without regard to the proviso set forth in the definition of Reserve Amount Target.

STEPDOWN DATE: The Stepdown Date is the Payment Date occurring on the later of:

(1)  the Payment Date in November 2008 (i.e., on the 37st Payment Date);

  and

(2) the first Payment Date on which the aggregate pool balance, after applying payments received in the related collection period, is less than or equal to 50% of the aggregate Cut-off Date pool balance.

PRINCIPAL PAYMENT AMOUNT: As to any Payment Date, the sum of the following:


         (i)     principal collections for that Payment Date;
         (ii)    any Liquidation Loss Payment Amounts for that
                 Payment  Date to the extent  covered
                 by the Net Monthly  Excess Cash Flow
                 for that Payment Date; and
         (iii)   the amount of any  Reserve  Increase
                 Amount for that  Payment Date to the
                 extent  covered  by the Net  Monthly
                 Excess  Cash  Flow for that  Payment
                 Date; minus
         (iv)    the  amount  of any  Excess  Reserve
                 Amount for that Payment Date.

SENIOR PRINCIPAL
DISTRIBUTION AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the Principal Payment Amount for that Payment Date, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of:
     (I) the Principal Payment Amount for that Payment Date; and (II) the excess of (A) the aggregate note balance of the Class A Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-1 PRINCIPAL
PAYMENTS AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payments of the Senior Principal Distribution Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payments of the Senior Principal Payment Amount; and (II) the excess of (A) the sum of (1) the aggregate note balance of the Class A Notes (after taking into account the payment of the Senior Principal Distribution Amount for that Payment Date) and (2) the note balance of the Class M-1 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-2 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount and Class M-1 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount and Class M-1 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A Notes and Class M-1 Notes (after taking into account the payment of the Senior Principal Payment Amount and Class M-1 Principal Payment Amount for that Payment Date) and
     (2) the note balance of the Class M-2 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-3 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount and Class M-2 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount and Class M-2 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A Notes, Class M-1 Notes and Class M-2 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount and Class M-2 Principal Payment amount for that Payment Date) and (2) the note balance of the Class M-3 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-4 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount and Class M-3 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount and Class M-3 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2 and Class M-3 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount and Class M-3 Principal Payment Amount for that Payment Date) and (2) the note balance of the Class M-4 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-5 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount and Class M-4 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount and Class M-4 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount and Class M-4 Principal Payment Amount for that Payment Date) and (2) the note balance of the Class M-5 Notes immediately prior to that Payment Date over
     (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-6 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2
     Principal Payment Amount, Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount and Class M-5 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount and Class M-5 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount and Class M-5 Principal Payment Amount for that Payment Date) and (2) the note balance of the Class M-6 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-7 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2
     Principal Payment Amount, Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount and Class M-6 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount,
     Class M-2 Principal Payment Amount, Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount and Class M-6 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal
     Payment Amount,  Class M-2 Principal  Payment  Amount,  Class M-3 Principal
     Payment Amount, Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount and Class M-6 Principal Payment Amount for that Payment
     Date) and (2) the note balance of the Class M-7 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and
     (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-8 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2
     Principal  Payment Amount,  Class M-3 Principal  Payment Amount,  Class M-4
     Principal Payment Amount, Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount and Class M-7 Principal Payment Amount, or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount,
     Class M-3 Principal Payment Amount, Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount and Class M-7 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount, Class M-3
     Principal Payment Amount, Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount and Class M-7 Principal Payment Amount for that Payment Date) and (2) the note balance of the Class M-8 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

CLASS M-9 PRINCIPAL
PAYMENT AMOUNT:

     With respect to any Payment Date, (1) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect, the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2
     Principal  Payment Amount,  Class M-3 Principal  Payment Amount,  Class M-4
     Principal Payment Amount, Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount, Class M-7 Principal Payment Amount and Class M-8 Principal Payment Amount or (2) on or after the Stepdown Date if a Trigger Event is not in effect for that Payment Date, the lesser of: (I) the remaining Principal Payment Amount for that Payment Date after payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount,
     Class M-2 Principal  Payment  Amount,  Class M-3 Principal  Payment Amount,
     Class M-4 Principal Payment Amount, Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount, Class M-7 Principal Payment Amount and Class M-8 Principal Payment Amount; and (II) the excess of (A) the sum of
     (1) the aggregate note balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Notes (after taking into account the payment of the Senior Principal Payment Amount, Class M-1 Principal Payment Amount, Class M-2 Principal Payment Amount,
     Class M-3 Principal  Payment  Amount,  Class M-4 Principal  Payment Amount,
     Class M-5 Principal Payment Amount, Class M-6 Principal Payment Amount, Class M-7 Principal Payment Amount and Class M-8 Principal Payment Amount for that Payment Date) and (2) the note balance of the Class M-9 Notes immediately prior to that Payment Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date and (y) the excess of the pool balance of the Home Loans after giving effect to payments to be made on that Payment Date, over the Reserve Amount Floor.

SUBORDINATION PERCENTAGE:

     As to any class of notes, the respective approximate percentages set forth below:

---------------- -------------- -----------------
                   EXPECTED
                    RATING
                                   (MOODY'S /
                           CLASS S&P) SUBORDINATION %
---------------- -------------- -----------------

---------------- -------------- -----------------
Class A            Aaa / AAA         34.80%
---------------- -------------- -----------------
Class M-1          Aa1 / AA+         48.50%
---------------- -------------- -----------------
Class M-2          Aa2 / AA          61.30%
---------------- -------------- -----------------
Class M-3          Aa3 / AA-         65.50%
---------------- -------------- -----------------
Class M-4           A1 / A+          69.90%
---------------- -------------- -----------------
Class M-5           A2 / A           73.90%
---------------- -------------- -----------------
Class M-6           A3 / A-          77.60%
---------------- -------------- -----------------
Class M-7         Baa1 / BBB+        81.60%
---------------- -------------- -----------------
Class M-8         Baa2 / BBB         86.70%
---------------- -------------- -----------------
Class M-9         Baa3 / BBB-        90.00%
---------------- -------------- -----------------


EXCESS RESERVE AMOUNT:

     With respect to any Payment Date, the lesser of (i) the excess, if any, of the Outstanding Reserve Amount (after application of the principal collections and any Liquidation Loss Payment Amounts for such Payment Date) with respect to that Payment Date over the Reserve Amount Target and (ii) the principal collections for that Payment Date.

INITIAL RESERVE AMOUNT:

     With respect to the Home Loans, an amount equal to [0.05]% of the Cut-off Date pool balance.

RESERVE AMOUNT TARGET:

     On any Payment Date prior to the Stepdown Date, an amount equal to 5.00% of the Cut-off Date pool balance. On or after the Stepdown Date, so long as no Trigger Event is in effect, the Reserve Amount Target will be equal to the greater of: (a) 10.00% of the pool balance of the Home Loans applying payments received in that collection period and (b) the Reserve Amount Floor; provided, however, that any scheduled reduction to the Reserve Amount Target shall not be made as of any Payment Date unless certain loss and delinquency tests are met. On any Payment Date on or after the Stepdown Date, if a Trigger Event is in effect, the Reserve Amount Target will equal the Reserve Amount Target with respect to the previous Payment Date.

     In addition, the Reserve Amount Target may be reduced with the prior consent of the Rating Agencies.

RESERVE AMOUNT FLOOR: An amount equal to [0.50]% of the Cut-off Date pool balance.

RESERVE INCREASE AMOUNT:

     With respect to any Payment Date, an amount equal to the lesser of (i) the Net Monthly Excess Cash Flow available for payment of the Reserve Increase Amount for that Payment Date and (ii) the excess, if any of (x) the Reserve Amount Target over (y) the Outstanding Reserve Amount.

OUTSTANDING RESERVE AMOUNT: With respect to any Payment Date, the amount, if any, by which the pool balance, after applying payments received in the related collection period, exceeds the sum of the aggregate note balance of the Class A Notes and Class M Notes on that Payment Date, after application of principal collections and Liquidation Loss Amounts for that Payment Date.

MASTER SERVICING FEE: 0.08% per annum of the outstanding principal balance of each Home Loan, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, of the outstanding principal balance of each Home Loan payable monthly.

ADVANCING: There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

ALLOCABLE LOSS INTEREST: With respect to any Payment Date and as to any class of Class M Notes, an amount equal to interest at the related note rate on any Liquidation Loss Amounts previously allocated to such class and not reimbursed, from the Payment Date such class was allocated such loss until the end of the collection period preceding the current Payment Date.


LIQUIDATION LOSS AMOUNT: With respect to any Payment Date and any Home Loan that became a Liquidated Home Loan during the related collection period, the unrecovered portion of the principal balance of that Home Loan at the end of such collection period, after giving effect to the net liquidation proceeds applied to reduce the principal balance of that Home Loan. In addition, as to any Home Loan for which the principal balance has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

LIQUIDATION LOSS PAYMENT AMOUNT: As to any Payment Date, an amount equal to the lesser of (i) 100% of the Liquidation Loss Amounts incurred on the related Home Loans during the related Collection Period and (ii) the Net Monthly Excess Cash Flow available for payment of the Liquidation Loss Payment Amount for that Payment Date, as provided in clause first under "Priority of Payments--Net Monthly Excess Cash Flow" above.

LIQUIDATED HOME LOAN:  With respect to any Payment Date, any Home Loan which the
     Master Servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding collection period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgaged property have been recovered. In addition, the Master Servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

ALLOCATION OF LOSSES:  Liquidation  Loss  Amounts  will be allocated as follows:
     first, by a payment of the Liquidation Loss Payment Amount; second, by a reduction in the Outstanding Reserve Amount; third, to the Class M-9 Notes, until the note balance thereof has been reduced to zero; fourth, to the Class M-8 Notes, until the note balance thereof has been reduced to zero; fifth, to the Class M-7 Notes, until the note balance thereof has been reduced to zero; sixth, to the Class M-6 Notes, until the note balance thereof has been reduced to zero; seventh, to the Class M-5 Notes, until the note balance thereof has been reduced to zero; eighth, to the Class M-4 Notes, until the note balance thereof has been reduced to zero; ninth, to the Class M-3 Notes, until the note balance thereof has been reduced to zero; tenth, to the Class M-2 Notes, until the note balance thereof has been reduced to zero; and eleventh, to the Class M-1 Notes, until the note balance thereof has been reduced to zero.

     Liquidation Loss Amounts will not be allocated to the Class A Notes.



                          CLASS PREPAYMENT SENSITIVITY
                                   TO 10% CALL

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
PREPAYMENT ASSUMPTIONS            0% PPC      50% PPC     75% PPC     100% PPC    125% PPC    150% PPC
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-1
Avg. Life (yrs)                    5.00        1.42         1.08        0.90        0.78        0.70
Modified Duration                 4.278        1.337       1.034       0.863       0.751       0.673
First Principal Payment          11/25/05    11/25/05     11/25/05    11/25/05    11/25/05    11/25/05
Last Principal Payment           5/25/15     10/25/08     12/25/07    7/25/07     3/25/07     1/25/07
Principal Lockout (months)          0            0           0           0           0           0
Principal Window (months)          115          36           26          21          17          15
Illustrative Yield @ Par
(30/360)                           4.18        4.18         4.18        4.18        4.18        4.18
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-2
Avg. Life (yrs)                   11.12        3.88         2.81        2.20        1.82        1.56
Modified Duration                 8.289        3.436       2.556       2.033       1.700       1.468
First Principal Payment          5/25/15     10/25/08     12/25/07    7/25/07     3/25/07     1/25/07
Last Principal Payment           8/25/18      1/25/11     7/25/09     7/25/08     1/25/08     9/25/07
Principal Lockout (months)         114          35           25          20          16          14
Principal Window (months)           40          28           20          13          11          9
Illustrative Yield @ Par
(30/360)                           5.11        5.06         5.02        4.99        4.96        4.92
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-3
Avg. Life (yrs)                   13.74        6.24         4.51        3.00        2.37        2.00
Modified Duration                 9.586        5.195       3.926       2.711       2.178       1.859
First Principal Payment          8/25/18      1/25/11     7/25/09     7/25/08     1/25/08     9/25/07
Last Principal Payment           5/25/20      2/25/13     2/25/11     12/25/09    4/25/08     11/25/07
Principal Lockout (months)         153          62           44          32          26          22
Principal Window (months)           22          26           20          18          4           3
Illustrative Yield @ Par
(30/360)                           5.24        5.21         5.19        5.15        5.11        5.09
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-4
Avg. Life (yrs)                   16.25        8.73         6.45        5.00        2.66        2.24
Modified Duration                 10.455       6.748       5.282       4.257       2.412       2.057
First Principal Payment          5/25/20      2/25/13     2/25/11     12/25/09    4/25/08     11/25/07
Last Principal Payment           2/25/24      2/25/16     7/25/13     11/25/11    8/25/08     2/25/08
Principal Lockout (months)         174          87           63          49          29          24
Principal Window (months)           46          37           30          24          5           4
Illustrative Yield @ Par
(30/360)                           5.56        5.54         5.52        5.51        5.44        5.41
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-5
Avg. Life (yrs)                   19.77        11.92        9.19        7.19        4.26        2.53
Modified Duration                 11.566       8.429       6.969       5.748       3.637       2.293
First Principal Payment          2/25/24      2/25/16     7/25/13     11/25/11    8/25/08     2/25/08
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    6/25/08
Principal Lockout (months)         219          123          92          72          33          27
Principal Window (months)           23          25           23          18          40          5
Illustrative Yield @ Par
(30/360)                           5.75        5.74         5.73        5.72        5.68        5.62
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------





------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-1
Avg. Life (yrs)                   16.33        8.70         6.52        5.26        5.52        3.41
Modified Duration                 10.267       6.566       5.217       4.381       4.608       2.999
First Principal Payment          1/25/18      6/25/10     2/25/09     5/25/09     4/25/10     6/25/08
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          42          53          31
Principal Window (months)           96          93           76          48          20          30
Illustrative Yield @ Par
(30/360)                           5.76        5.74         5.73        5.71        5.72        5.67
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-2
Avg. Life (yrs)                   16.33        8.70         6.52        5.17        4.73        4.98
Modified Duration                 10.171       6.528       5.192       4.297       4.011       4.206
First Principal Payment          1/25/18      6/25/10     2/25/09     2/25/09     8/25/09     4/25/10
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          39          45          53
Principal Window (months)           96          93           76          51          28          8
Illustrative Yield @ Par
(30/360)                           5.89        5.87         5.86        5.84        5.83        5.84
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-3
Avg. Life (yrs)                   16.33        8.70         6.52        5.15        4.53        4.50
Modified Duration                 10.112       6.504       5.177       4.268       3.848       3.845
First Principal Payment          1/25/18      6/25/10     2/25/09     1/25/09     6/25/09     12/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          38          43          49
Principal Window (months)           96          93           76          52          30          12
Illustrative Yield @ Par
(30/360)                           5.97        5.95         5.94        5.92        5.91        5.91
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-4
Avg. Life (yrs)                   16.33        8.70         6.52        5.14        4.47        4.30
Modified Duration                 10.010       6.462       5.151       4.240       3.788       3.680
First Principal Payment          1/25/18      6/25/10     2/25/09     1/25/09     5/25/09     9/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          38          42          46
Principal Window (months)           96          93           76          52          31          15
Illustrative Yield @ Par
(30/360)                           6.12        6.09         6.08        6.06        6.05        6.05
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-5
Avg. Life (yrs)                   16.33        8.70         6.52        5.13        4.42        4.16
Modified Duration                 9.902        6.418       5.122       4.219       3.732       3.559
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    3/25/09     7/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          37          40          44
Principal Window (months)           96          93           76          53          33          17
Illustrative Yield @ Par
(30/360)                           6.27        6.24         6.23        6.21        6.20        6.19
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------





------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-6
Avg. Life (yrs)                   16.33        8.70         6.52        5.12        4.38        4.06
Modified Duration                 9.831        6.389       5.104       4.197       3.696       3.472
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    2/25/09     5/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          37          39          42
Principal Window (months)           96          93           76          53          34          19
Illustrative Yield @ Par
(30/360)                           6.37        6.34         6.33        6.31        6.30        6.29
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-7
Avg. Life (yrs)                   16.33        8.70         6.52        5.12        4.36        3.98
Modified Duration                 9.762        6.360       5.085       4.185       3.664       3.405
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    2/25/09     3/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          37          39          40
Principal Window (months)           96          93           76          53          34          21
Illustrative Yield @ Par
(30/360)                           6.47        6.44         6.43        6.41        6.39        6.39
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-8
Avg. Life (yrs)                   16.33        8.70         6.52        5.12        4.32        3.90
Modified Duration                 9.623        6.303       5.048       4.155       3.622       3.328
First Principal Payment          1/25/18      6/25/10     2/25/09     11/25/08    1/25/09     2/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          36          38          39
Principal Window (months)           96          93           76          54          35          22
Illustrative Yield @ Par
(30/360)                           6.67        6.65         6.63        6.61        6.59        6.58
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-9
Avg. Life (yrs)                   16.33        8.70         6.52        5.11        4.30        3.85
Modified Duration                 8.946        6.015       4.862       4.023       3.505       3.207
First Principal Payment          1/25/18      6/25/10     2/25/09     11/25/08    12/25/08    1/25/09
Last Principal Payment           12/25/25     2/25/18     5/25/15     4/25/13     11/25/11    11/25/10
Principal Lockout (months)         146          55           39          36          37          38
Principal Window (months)           96          93           76          54          36          23
Illustrative Yield @ Par
(30/360)                           7.73        7.70         7.68        7.66        7.64        7.63
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------






CLASS PREPAYMENT SENSITIVITY
                                   TO MATURITY

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
PREPAYMENT ASSUMPTIONS            0% PPC      50% PPC     75% PPC     100% PPC    125% PPC    150% PPC
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-1
Avg. Life (yrs)                    5.00        1.42         1.08        0.90        0.78        0.70
Modified Duration                 4.278        1.337       1.034       0.863       0.751       0.673
First Principal Payment          11/25/05    11/25/05     11/25/05    11/25/05    11/25/05    11/25/05
Last Principal Payment           5/25/15     10/25/08     12/25/07    7/25/07     3/25/07     1/25/07
Principal Lockout (months)          0            0           0           0           0           0
Principal Window (months)          115          36           26          21          17          15
Illustrative Yield @ Par
(30/360)                           4.18        4.18         4.18        4.18        4.18        4.18
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-2
Avg. Life (yrs)                   11.12        3.88         2.81        2.20        1.82        1.56
Modified Duration                 8.289        3.436       2.556       2.033       1.700       1.468
First Principal Payment          5/25/15     10/25/08     12/25/07    7/25/07     3/25/07     1/25/07
Last Principal Payment           8/25/18      1/25/11     7/25/09     7/25/08     1/25/08     9/25/07
Principal Lockout (months)         114          35           25          20          16          14
Principal Window (months)           40          28           20          13          11          9
Illustrative Yield @ Par
(30/360)                           5.11        5.06         5.02        4.99        4.96        4.92
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-3
Avg. Life (yrs)                   13.74        6.24         4.51        3.00        2.37        2.00
Modified Duration                 9.586        5.195       3.926       2.711       2.178       1.859
First Principal Payment          8/25/18      1/25/11     7/25/09     7/25/08     1/25/08     9/25/07
Last Principal Payment           5/25/20      2/25/13     2/25/11     12/25/09    4/25/08     11/25/07
Principal Lockout (months)         153          62           44          32          26          22
Principal Window (months)           22          26           20          18          4           3
Illustrative Yield @ Par
(30/360)                           5.24        5.21         5.19        5.15        5.11        5.09
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-4
Avg. Life (yrs)                   16.25        8.73         6.45        5.00        2.66        2.24
Modified Duration                 10.455       6.748       5.282       4.257       2.412       2.057
First Principal Payment          5/25/20      2/25/13     2/25/11     12/25/09    4/25/08     11/25/07
Last Principal Payment           2/25/24      2/25/16     7/25/13     11/25/11    8/25/08     2/25/08
Principal Lockout (months)         174          87           63          49          29          24
Principal Window (months)           46          37           30          24          5           4
Illustrative Yield @ Par
(30/360)                           5.56        5.54         5.52        5.51        5.44        5.41
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS A-5
Avg. Life (yrs)                   21.34        13.67       10.85        8.71        5.48        2.53
Modified Duration                 12.017       9.176       7.806       6.615       4.403       2.293
First Principal Payment          2/25/24      2/25/16     7/25/13     11/25/11    8/25/08     2/25/08
Last Principal Payment           6/25/30      1/25/27     8/25/23     6/25/20     5/25/18     6/25/08
Principal Lockout (months)         219          123          92          72          33          27
Principal Window (months)           77          132         122         104         118          5
Illustrative Yield @ Par
(30/360)                           5.77        5.78         5.79        5.79        5.78        5.62
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------





------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-1
Avg. Life (yrs)                   16.85        9.26         7.05        5.75        6.00        4.28
Modified Duration                 10.417       6.811       5.491       4.666       4.913       3.574
First Principal Payment          1/25/18      6/25/10     2/25/09     5/25/09     4/25/10     6/25/08
Last Principal Payment           5/25/30      9/25/25     6/25/22     9/25/19     7/25/17     6/25/16
Principal Lockout (months)         146          55           39          42          53          31
Principal Window (months)          149          184         161         125          88          97
Illustrative Yield @ Par
(30/360)                           5.77        5.76         5.76        5.75        5.75        5.77
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-2
Avg. Life (yrs)                   16.84        9.25         7.04        5.65        5.14        5.71
Modified Duration                 10.316       6.764       5.456       4.574       4.267       4.707
First Principal Payment          1/25/18      6/25/10     2/25/09     2/25/09     8/25/09     4/25/10
Last Principal Payment           4/25/30      3/25/25     9/25/21     3/25/19     1/25/17     4/25/15
Principal Lockout (months)         146          55           39          39          45          53
Principal Window (months)          148          178         152         122          90          61
Illustrative Yield @ Par
(30/360)                           5.90        5.89         5.88        5.88        5.87        5.90
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-3
Avg. Life (yrs)                   16.84        9.24         7.02        5.62        4.92        4.83
Modified Duration                 10.254       6.734       5.432       4.538       4.097       4.064
First Principal Payment          1/25/18      6/25/10     2/25/09     1/25/09     6/25/09     12/25/09
Last Principal Payment           3/25/30      7/25/24     10/25/20    8/25/18     6/25/16     9/25/14
Principal Lockout (months)         146          55           39          38          43          49
Principal Window (months)          147          170         141         116          85          58
Illustrative Yield @ Par
(30/360)                           5.98        5.97         5.96        5.95        5.95        5.94
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-4
Avg. Life (yrs)                   16.84        9.23         7.01        5.60        4.86        4.62
Modified Duration                 10.147       6.684       5.399       4.502       4.031       3.894
First Principal Payment          1/25/18      6/25/10     2/25/09     1/25/09     5/25/09     9/25/09
Last Principal Payment           2/25/30      4/25/24     7/25/20     5/25/18     3/25/16     7/25/14
Principal Lockout (months)         146          55           39          38          42          46
Principal Window (months)          146          167         138         113          83          59
Illustrative Yield @ Par
(30/360)                           6.12        6.11         6.10        6.09        6.08        6.08
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-5
Avg. Life (yrs)                   16.84        9.22         7.01        5.58        4.80        4.47
Modified Duration                 10.035       6.631       5.363       4.472       3.967       3.765
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    3/25/09     7/25/09
Last Principal Payment           1/25/30     11/25/23     4/25/20     1/25/18     12/25/15    4/25/14
Principal Lockout (months)         146          55           39          37          40          44
Principal Window (months)          145          162         135         110          82          58
Illustrative Yield @ Par
(30/360)                           6.27        6.26         6.25        6.24        6.23        6.22
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------





------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-6
Avg. Life (yrs)                   16.83        9.20         6.99        5.56        4.75        4.36
Modified Duration                 9.960        6.593       5.336       4.442       3.923       3.670
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    2/25/09     5/25/09
Last Principal Payment           12/25/29     6/25/23     1/25/20     9/25/17     8/25/15     1/25/14
Principal Lockout (months)         146          55           39          37          39          42
Principal Window (months)          144          157         132         106          79          57
Illustrative Yield @ Par
(30/360)                           6.37        6.36         6.35        6.34        6.33        6.32
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-7
Avg. Life (yrs)                   16.83        9.17         6.98        5.54        4.70        4.27
Modified Duration                 9.886        6.552       5.308       4.418       3.880       3.594
First Principal Payment          1/25/18      6/25/10     2/25/09     12/25/08    2/25/09     3/25/09
Last Principal Payment           10/25/29    12/25/22     9/25/19     5/25/17     4/25/15     9/25/13
Principal Lockout (months)         146          55           39          37          39          40
Principal Window (months)          142          151         128         102          75          55
Illustrative Yield @ Par
(30/360)                           6.47        6.46         6.45        6.44        6.43        6.42
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-8
Avg. Life (yrs)                   16.81        9.11         6.94        5.50        4.64        4.16
Modified Duration                 9.739        6.470       5.251       4.366       3.816       3.498
First Principal Payment          1/25/18      6/25/10     2/25/09     11/25/08    1/25/09     2/25/09
Last Principal Payment           8/25/29      3/25/22     3/25/19     11/25/16    11/25/14    5/25/13
Principal Lockout (months)         146          55           39          36          38          39
Principal Window (months)          140          142         122          97          71          52
Illustrative Yield @ Par
(30/360)                           6.68        6.66         6.65        6.64        6.62        6.61
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------

------------------------------- ----------- ------------ ----------- ----------- ----------- -----------
CLASS M-9
Avg. Life (yrs)                   16.77        9.04         6.88        5.43        4.56        4.06
Modified Duration                 9.032        6.135       5.018       4.188       3.658       3.341
First Principal Payment          1/25/18      6/25/10     2/25/09     11/25/08    12/25/08    1/25/09
Last Principal Payment           3/25/29     11/25/20     5/25/18     1/25/16     2/25/14     9/25/12
Principal Lockout (months)         146          55           39          36          37          38
Principal Window (months)          135          126         112          87          63          45
Illustrative Yield @ Par
(30/360)                           7.73        7.71         7.70        7.68        7.67        7.65
------------------------------- ----------- ------------ ----------- ----------- ----------- -----------


